Exhibit 99.2

Q3 2026 SUPPLEMENTAL

T ble of 2 Q3 2026 Earnings Release p. 3 Capitalization p. 11 Debt Summary p. 12 Capital Investments p. 13 Portfolio Summary p. 14 Seaport NYC Detail p. 15 Seaport NYC Leasing or Programming Activity p. 16 2026 Statement of Operations p. 17 2025 Statement of Operations p. 18 Statement of Operations YoY Change p. 19 Q3 2026 Segment Operating EBITDA p. 20 Q3 2025 Segment Operating EBITDA p. 21 Q3 Segment Operating EBITDA YoY Change p. 22 Asset -Based Value Components p. 23 Contact Information p. 24 Safe Harbor and Key Terms and References p. 25

Exhibit 99.1 SEAPORT ENTERTAINMENT GROUP REPORTS THIRD QUARTER 2026 RESULTS NEW YORK, NY, November 4, 2026 – Seaport Entertainment Group Inc. (NYSE: SEG) (“Seaport Entertainment Group,” “SEG,” “we,” “our," or the “Company”) announced today its operating and financial results for the quarter ended September 30, 2026. “Despite weather-related headwinds in Las Vegas and New York City, we delivered positive operating EBITDA for the second consecutive quarter and a 60% improvement in our third quarter non-GAAP adjusted net loss per share,” said Matt Partridge, President and Chief Executive Officer of Seaport Entertainment Group. “The Balloon Museum at the Tin Building opened to a strong reception, and we anticipate that momentum will only grow as awareness builds. Combined with over 160,000 square feet of new tenants and concepts we’ve signed but not yet opened, we have an exciting pipeline that we expect will drive increased visitation to the Seaport and improve our long-term financial performance.” Recent Updates ▪ Balloon Museum commenced rent and opened its first permanent U.S. location at the Tin Building in August 2026. ▪ Executed a 10-year lease with Brooklyn DOP, the popular Brooklyn-based pizzeria, to open its flagship Manhattan location in the Seaport. ▪ Completed the sale of 85 South Street, a multifamily residential building in the Seaport, for $8.3 million in September 2026, generating net proceeds of $7.2 million after credits and closing costs. ▪ Hosted Food Network’s New York City Wine & Food Festival throughout the neighborhood, including on The Rooftop at Pier 17, for the second straight year. ▪ Q3 2026 Net Loss Attributable to Common Stockholders improved 74.8% year-over-year to ($8.4) million and, on a per share basis, improved 75.1% year-over-year to ($0.65) per basic and diluted share. ▪ Q3 2026 Non-GAAP Adjusted Net Income (Loss) Attributable to Common Stockholders improved 58.3% year-over-year to ($3.0) million and, on a per share basis, improved 59.6% to ($0.23) per basic and diluted share. Select Year-to-Date 2026 Results ▪ Completed the sale of the 250 Water Street development site for $143.0 million in February 2026, generating net proceeds of approximately $75.0 million after repaying $61.3 million of variable-rate debt and closing costs. ▪ Executed a 5-year lease with Lux Entertainment to open its U.S. flagship of Balloon Museum, the award-winning interactive contemporary art experience, in the Tin Building. ▪ Announced a 10-year management and lease agreement with Brooklyn-based arts, culture, and hospitality company, Public Service, the creative and curatorial team behind Public Records. ▪ Hosted the 50th Annual Macy's 4th of July Fireworks® at the Seaport as part of America's 250th anniversary celebrations. ▪ The Rooftop at Pier 17 named by the 2026 Rolling Stone Audio Awards as the Best Outdoor Music Venue in the country. ▪ Leased or programmed occupancy of the Seaport neighborhood at 90%. ▪ Year-to-date Q3 2026 Net Loss Attributable to Common Stockholders improved 21.2% year-over-year to ($62.9) million and, on a per share basis, improved 21.8% year-over-year to ($4.92) per basic and diluted share.

- Year-to-date Q3 2026 Non-GAAP Adjusted Net Loss Attributable to Common Stockholders improved 43.9% year-over-year to ($20.6) million and, on a per share basis, improved 44.3% to ($1.61) per basic and diluted share.

Quarterly Results

The table below provides a summary of the Company's unaudited consolidated operating and financial results for the three months ended September 30, 2026 and September 30, 2025:

		For the Three Months Ended September 30, 2026		For the Three Months Ended September 30, 2025		*Variance to Comparable Period in Prior Year*	
Total revenues	$	32,704	$	45,050	*$*	*(12,346)*	*(27.4%)*
Net loss	$	(8,026)	$	(32,864)	*$*	*24,838*	*75.6%*
Net loss attributable to common stockholders	$	(8,376)	$	(33,214)	*$*	*24,838*	*74.8%*
Net loss attributable to common stockholders per share	$	(0.65)	$	(2.61)	*$*	*1.96*	*75.1%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[1]	$	(3,012)	$	(7,218)	*$*	*4,206*	*58.3%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[1]	$	(0.23)	$	(0.57)	*$*	*0.34*	*59.6%*

Note: $ in thousands, except per share data.

[1] The Company's Non-GAAP measures being presented are unaudited. See the "Non-GAAP Financial Measures" and "Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders" sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Year-to-Date Results

The table below provides a summary of the Company's unaudited consolidated operating and financial results for the nine months ended September 30, 2026 and September 30, 2025:

		For the Nine Months Ended September 30, 2026		For the Nine Months Ended September 30, 2025		*Variance to Comparable Period in Prior Year*	
Total revenues	$	79,731	$	100,920	*$*	*(21,189)*	*(21.0%)*
Net loss	$	(61,887)	$	(78,826)	*$*	*16,939*	*21.5%*
Net loss attributable to common stockholders	$	(62,937)	$	(79,876)	*$*	*16,939*	*21.2%*
Net loss attributable to common stockholders per share	$	(4.92)	$	(6.29)	*$*	*1.37*	*21.8%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[1]	$	(20,572)	$	(36,653)	*$*	*16,081*	*43.9%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[1]	$	(1.61)	$	(2.89)	*$*	*1.28*	*44.3%*

Note: $ in thousands, except per share data.

[1] The Company's Non-GAAP measures being presented are unaudited. See the "Non-GAAP Financial Measures" and "Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders" sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Balance Sheet As of September 30, 2026, the Company had $110.3 million in cash, cash equivalents and restricted cash and $38.1 million of debt outstanding at a fixed interest rate of 4.9%. The Company’s outstanding debt is asset-specific, secured debt, and the maturity date is in 2038. Investor Conference Call and Webcast The Company will host a conference call to present its third quarter 2026 results on Thursday, November 5, 2026, at 8:30 AM ET. A live audio webcast of the conference call will be available in listen-only mode through the “Investors” section of the Company’s website at www.seaportentertainment.com. Participants are encouraged to log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call and until November 19, 2026. To dial into the live Telephone Conference Call: Domestic: 1-877-300-8521 International: 1-412-317-6026 Conference Call Playback: Domestic: 1-844-512-2921 International: 1-412-317-6671 Passcode: 10212130 About Seaport Entertainment Group Seaport Entertainment Group (NYSE: SEG) is a premier entertainment and hospitality company that owns and operates a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com. Safe Harbor and Forward-Looking Statements This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on the Company and its tenants, including impacts on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in New York City and the Las Vegas area; social, political and economic instability, unrest and other circumstances beyond the Company’s control which could adversely affect the Company’s business operations; adverse changes in laws or regulations governing the Company’s operation, changes in the interpretation thereof, or newly enacted laws or regulations could require changes to the Company’s business practices, adversely impact the Company’s revenues and/or impose additional costs on the Company; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that exceed the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both the Company’s and those operated and managed by third parties; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of the Company’s common stock by Pershing Square; risks related to the Company’s separation from, and relationship with, Howard Hughes Holdings Inc. (“Howard Hughes”); and the other factors detailed in the Company’s filings with the SEC. Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement to the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items. Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net loss as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net loss attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provisions for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees, leadership transition costs, corporate restructuring costs, and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted

Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measure of net loss. Availability of Information on SEG’s Website and Social Media Channels Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company's business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company's social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company's social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only. Contacts: Investor Relations: Seaport Entertainment Group Inc. T: (212) 732-8257 ir@seaportentertainment.com Media Relations: media@seaportentertainment.com

Seaport Entertainment Group Inc. Consolidated Balance Sheets (in thousands, except par value amounts) (Unaudited) September 30, 2026 December 31, 2025 ASSETS Buildings and equipment $ 528,327 $ 537,243 Less: accumulated depreciation (218,615) (225,662) Land 5,318 9,497 Net investment in real estate 315,030 321,078 Assets held for sale — 137,441 Investments in unconsolidated ventures 17,372 16,676 Cash and cash equivalents 105,473 77,808 Restricted cash 4,839 9,586 Accounts receivable, net 7,184 7,149 Deferred expenses, net 11,993 3,539 Operating lease right-of-use assets, net 43,808 45,102 Other assets, net 19,034 31,743 Total assets $ 524,733 $ 650,122 LIABILITIES Mortgages payable, net $ 37,352 $ 38,348 Mortgages payable related to assets held for sale — 61,300 Operating lease obligations 56,788 56,527 Accounts payable and other liabilities 23,889 27,540 Total liabilities 118,029 183,715 EQUITY Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding — — Common stock, $0.01 par value, 480,000 shares authorized, 12,837 issued and outstanding as of September 30, 2026, and 12,777 issued and outstanding issued or outstanding as of December 31, 2025 128 128 Additional paid in capital 628,015 624,781 Accumulated deficit (231,339) (168,402) Total stockholders' equity 396,804 456,507 Noncontrolling interest in subsidiary 9,900 9,900 Total equity 406,704 466,407 Total liabilities and equity $ 524,733 $ 650,122

Seaport Entertainment Group Inc.

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,	
	2026	**2025**	**2026**	**2025**
REVENUES				
Hospitality revenue	$ 7,889	$ 16,603	$ 20,017	$ 39,515
Entertainment revenue	19,696	22,151	43,833	46,268
Rental revenue	4,272	5,614	14,107	13,635
Other revenue	847	682	1,774	1,502
Total revenues	**32,704**	**45,050**	**79,731**	**100,920**
EXPENSES				
Hospitality costs	7,954	19,919	25,055	53,506
Entertainment costs	17,349	20,285	40,693	42,643
Operating costs	7,039	7,393	20,923	23,156
General and administrative	6,206	17,932	20,901	36,005
Depreciation and amortization	4,328	6,931	31,259	21,603
Total expenses	**42,876**	**72,460**	**138,831**	**176,913**
OTHER				
Gain (loss) on sale of assets	1,711	(3,988)	277	(3,988)
Provision for impairment	—	—	(339)	—
Other income (loss), net	(759)	(2,500)	(3,680)	(2,626)
Total other	952	(6,488)	(3,742)	(6,614)
Operating loss	**(9,220)**	**(33,898)**	**(62,842)**	**(82,607)**
Interest income (expense)	423	(128)	842	1,667
Equity in earnings (losses) from unconsolidated ventures	771	1,162	113	2,114
Loss before income taxes	**(8,026)**	**(32,864)**	**(61,887)**	**(78,826)**
Income tax expense (benefit)	—	—	—	—
Net loss	**(8,026)**	**(32,864)**	**(61,887)**	**(78,826)**
Preferred distributions to noncontrolling interest in subsidiary	(350)	(350)	(1,050)	(1,050)
Net loss attributable to common stockholders	**$ (8,376)**	**$ (33,214)**	**$ (62,937)**	**$ (79,876)**
Total weighted average shares				
Basic	12,821	12,720	12,802	12,704
Diluted	12,821	12,720	12,802	12,704
Net loss per share attributable to common stockholders				
Basic	$ (0.65)	$ (2.61)	$ (4.92)	$ (6.29)
Diluted	$ (0.65)	$ (2.61)	$ (4.92)	$ (6.29)

Seaport Entertainment Group Inc.

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,	
	2026	2025	2026	2025
Net loss	$ (8,026)	$ (32,864)	$ (61,887)	$ (78,826)
Preferred distributions to noncontrolling interest in subsidiary	(350)	(350)	(1,050)	(1,050)
Net loss attributable to common stockholders	(8,376)	(33,214)	(62,937)	(79,876)
Adjustments:				
Depreciation and amortization	4,706	7,212	32,323	22,913
Provision for impairment	—	—	339	—
Lease termination fee income[1]	—	(1,000)	(2,660)	(1,190)
Non-cash compensation	1,424	1,663	4,052	5,438
Leadership transition costs	18	11,495	1,213	12,233
Straight line rent, net	168	983	2,249	1,408
Capitalized interest	—	(845)	—	(4,193)
Restructuring costs	151	—	3,861	—
(Gain) loss on sale of assets	(1,711)	3,988	(277)	3,988
Other (income) loss	608	2,500	1,265	2,626
Non-GAAP adjusted net loss attributable to common stockholders	**$ (3,012)**	**$ (7,218)**	**$ (20,572)**	**$ (36,653)**
Total weighted average shares				
Basic	12,821	12,720	12,802	12,704
Diluted	12,821	12,720	12,802	12,704
Non-GAAP adjusted net loss attributable to common stockholders per share				
Basic	$ (0.23)	$ (0.57)	$ (1.61)	$ (2.89)
Diluted	$ (0.23)	$ (0.57)	$ (1.61)	$ (2.89)

1. As previously disclosed, during the quarter ended June 30, 2025, Nike exercised an early termination right related to its office space at Pier 17. Under the terms of the early termination right within the lease, the Company received one-half of the contractual termination payment during the quarter ended June 30, 2025, with the remaining balance originally due at the end of the revised lease term in February 2027. On April 28, 2026, the Company and Nike entered into a lease termination agreement accelerating the end of the lease term to April 30, 2026. In connection with that lease termination agreement, Nike paid the Company (i) the remaining balance of the contractual termination payment (the "Termination Payment Balance"), and (ii) a separately negotiated payment of $1.7 million representing a discounted amount of rent that Nike otherwise would have owed through February 2027 (the "Discounted Rent Payment"). Lease termination fee income for the nine months ended September 30, 2026 includes the Termination Payment Balance but does not include the Discounted Rent Payment.

Common stock outstanding 12,837 Period ending common stock price $22.89 Common equity market capitalization $293,839 Series A Preferred Equity outstanding 10 Per share liquidation preference of Series A Preferred Equity $1,000.00 Liquidation preference of Series A Preferred Equity outstanding $10,000 Total debt outstanding $38,054 Total capitalization $341,893 Cash, restricted cash, and cash equivalents $110,313 Total enterprise value $231,580 Capita 11 Notes: As of September 30, 2026. $ and shares outstanding in thousands, except per share data.

Debt 12 Debt Otstandig ac Las Vegas Ballpark loan $38,054 December 2038 4.9% Fixed Fixe Rt Fixed rate debt $38,054 Leverag Face value of debt outstanding $38,054 Cash, restricted cash, and cash equivalents (110,313) Net debt ($72,259) Total capitalization $341,893 Cash, restricted cash, and cash equivalents to total capitalization 32.3% Notes: As of September 30, 2026. $ in thousands.

Cap 13 Investment in Previously Occupied Space Q1 2026 Q2 Capital expenditures $43 $6,574 $6,191 $12,808 Tenant improvement allowance − − − − Leasing commissions − 323 1,200 1,523 Total $43 $6,897 $7,391 $14,331 Investment in Inherited Vacancy Q1 2026 Q2 2026 Capital expenditures $5,358 $7,112 $7,248 $19,718 Tenant improvement allowance − − − − Leasing commissions − 503 614 1,117 Total $5,358 $7,615 $7,862 $20,835 Other apital Investments Q1 2026 Q2 2026 Q Property improvement/repositioning costs $106 $37 $14 $157 Maintenance capital investments 592 1,072 482 2,146 Leasing commissions − − − − Total $698 $1,109 $496 $2,303 Total Capital investments Q1 2026 Q2 2026 Q3 Capital expenditures $6,099 $14,795 $13,935 $34,829 Tenant improvement allowance − − − − Leasing commissions − 826 1,814 2,640 Total $6,099 $15,621 $15,749 $37,469 Note: $ in thousands. Any differences a result of rounding.

PORTFOLIO SUMMARY

	USE TYPE	RENTABLE SQUARE FEET/ CAPACITY/OWNERSHIP INTEREST
SEAPORT NEIGHBORHOOD[1]	Mixed-Use	448,000 Rentable Square Feet[2]
	Music Venue	3,500-Person Capacity Concert Venue
LAS VEGAS BALLPARK	Baseball Stadium	10,000-Person Capacity Stadium
LAS VEGAS AVIATORS	Triple-A MiLB Team	100% Ownership
JEAN-GEORGES RESTAURANTS	Restaurant Group	25% Ownership
LAWN CLUB	Hospitality/Entertainment Venue	50% Ownership
FASHION SHOW MALL AIR RIGHTS	Development Rights	Ownership Interest in and to 80%

Note: As of September 30, 2026.

1 Seaport Neighborhood includes the following buildings: Pier 17, Fulton Market Building, Schermerhorn Row, One Seaport Plaza, Museum Block, Translux, 117 Beekman, John Street Service Building, and the Tin Building. The sale of 85 South Street, an eight-story residential building including 21 multifamily units and 5,500 square feet of ancillary leasable space in the Seaport Neighborhood, was completed in September 2026 for $8.25 million.

2 Rentable square feet is calculated using the REBNY standard of measurement and subject to change based on revised use of the usable space.

SEAPORT ENTERTAINMENT GROUP

14

SEAPORT NYC DETAIL

ASSET	NOTABLE TENANTS/CONCEPTS	USE TYPE	RENTABLE SQUARE FEET[1]	REMAINING VACANCY	IN-PLACE OCCUPANCY	LEASED/PROGRAMMED OCCUPANCY
One Seaport Plaza	Vacant	Mixed-Use	24,460	24,460	– %	– %
Schermerhorn Row	McNally Jackson, Fulton Stall Market, HIIT the Deck Boxing, Cork, Funny Face Bakery, Brooklyn DOP (Future Opening), Mure + Grand	Mixed-Use	28,743	9,525	60%	67%
Translux	Public Service Concept (Future Opening)	Mixed-Use	9,784	–	– %	100%
Museum Block	Willett's NYC (Future Opening), Sadie's, Public Service Concept (Future Opening)	Mixed-Use	23,397	4,921	48%	79%
Fulton Market Building	Lawn Club, The Cinemas, Alexander Wang	Mixed-Use	115,029	–	100%	100%
John Street Service Building	Cool Sips	F&B	225	–	100%	100%
117 Beekman	Bakery/Patisserie (Future Opening)	F&B	3,699	–	– %	100%
Total Cobblestones & Other			205,337	38,906	70%	81%
Pier 17[2]	The Rooftop at Pier 17, GITANO NYC, The Fulton, Carne Mare, Mister Dips, Riverdeck Bar, Balloon Museum, Meow Wolf (Future Opening), Event Space (Future Opening), Flanker Kitchen + Sports Bar & Hidden Boot Saloon (Future Opening)	Mixed-Use	242,913	5,722	35%	98%
Total Seaport Neighborhood			**448,250**	**44,628**	**51%**	**90%**

SEAPORT ENTERTAINMENT GROUP

Note: For the quarter ended September 30, 2026. Any differences a result of rounding.

[1] Rentable square feet is calculated using the REBNY standard of measurement and subject to change based on revised use of the usable space.

[2] Square footage for Pier 17 includes the revised square footage of the Tin Building and does not include square footage of The Rooftop at Pier 17 concert venue.

15

SEAPORT NYC LEASING OR PROGRAMMING ACTIVITY

TENANT/CONCEPT	PROPERTY	TENANT TYPE	STRUCTURE	OPENING OR EXPECTED OPENING	SQUARE FEET
GITANO NYC	Pier 17	Food & Beverage	License to Lease	Q2 2025	14,612
Sadie's and Sadie's Garden Bar	Museum Block	Food & Beverage	Operating	Q2 2026	7,041
Cork	Schermerhorn Row	Food & Beverage	Lease	Q2 2026	1,442
Balloon Museum	Tin Building	Entertainment	Lease	Q3 2026	40,436
Willett's NYC	Museum Block	Food & Beverage	Lease	Q1 2027	4,478
Flanker Kitchen + Sports Bar & Hidden Boot Saloon	Pier 17	Food & Beverage	License	Q1/Q2 2027	14,191
Public Service Concept	Museum Block / Translux	Cultural/Food & Beverage	License	Q2 2027	12,514
Event Space	Pier 17	Rental/Food & Beverage	Operating	Q2 2027	44,746
Brooklyn DOP	Schermerhorn Row	Food & Beverage	Lease	Q3 2027	2,081
Bakery/Patisserie	117 Beekman	Food & Beverage	Operating	Q3 2027	3,699
Meow Wolf	Pier 17	Entertainment	Lease	Q1 2028	82,279
Total Leased or Programmed[1] Additions					**227,519**

Total incremental Annualized Pro Forma Operating EBITDA[2] is approximately $23.3 million

Note: Any differences a result of rounding.

[1] Leased or programmed spaces include: spaces occupied under a lease agreement with a third-party lessee; spaces where the Company operates a venue under a wholly owned concept or brand, or via a licensed concept, brand, and/or certain other contractual services where the Company is the lessor of the space, and spaces where the Company engages a third party to operate a venue under a wholly owned concept or brand, or via a licensed concept, brand, and/or certain other contractual services where the Company is the lessor of the space.

[2] Annualized Pro Forma Operating EBITDA is estimated to include the Year 1 rent, Year 1 additional rent for reimbursement of common area operating expenses, certain projected Year 1 percentage rent, and/or Year 1 projected stabilized operating EBITDA for the leases or operating businesses listed in the Leasing or Programming Activity table above, in addition to the projected TTM Operating EBITDA impact from the closure of the Tin Building, Malibu Farm, and transition of GITANO NYC from a license agreement to lease. Operating EBITDA is net of inter-segment transactions. Annualized Pro Forma Operating EBITDA further removes the TTM Operating EBITDA effect of rental revenue related to the Nike lease in Pier 17, due to Nike entering into a termination agreement in Q2 2026.

SEAPORT ENTERTAINMENT GROUP

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2026 Statemen Note: $ in thousands. Any differences a result of rounding. 17 Q1 2026 Q2 2026 Q3 2026 Q4 2026 2026 Hospitality revenue $5,108 $7,020 $7,889 $20,017 Entertainment revenue 4,498 19,639 19,696 43,833 Rental revenue 2,782 7,053 4,272 14,107 Other revenue 349 578 847 1,774 Total revenues $12,737 $34,290 $32,704 $79,731 Hospitality costs 10,227 6,874 7,954 25,055 Entertainment costs 7,288 16,056 17,349 40,693 Operating costs 6,984 6,900 7,039 20,923 General and administrative 8,056 6,639 6,206 20,901 Depreciation and amortization 20,113 6,818 4,328 31,259 Total expenses 52,668 43,287 42,876 138,831 Gain (loss) on sale of assets − (1,434) 1,711 277 Provision for impairment (339) − − (339) Other income (loss), net (2,249) (672) (759) (3,680) Total other (2,588) (2,106) 952 (3,742) Operating loss (42,519) (11,103) (9,220) (62,842) Interest income (expense) (270) 689 423 842 Equity in earnings (losses) from unconsolidated ventures (964) 306 771 113 Net loss (43,753) (10,108) (8,026) (61,887) Preferred distributions to noncontrolling interest in subsidiary (350) (350) (350) (1,050) Net loss attributable to common stockholders ($44,103) ($10,458) ($8,376) ($62,937)

2025 Statemen Note: $ in thousands. Any differences a result of rounding. 18 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Hospitality revenue $7,735 $15,177 $16,603 $39,515 Entertainment revenue 4,209 19,908 22,151 46,268 Rental revenue 3,789 4,232 5,614 13,635 Other revenue 336 484 682 1,502 Total revenues $16,069 $39,801 $45,050 $100,920 Hospitality costs 15,742 17,845 19,919 53,506 Entertainment costs 7,077 15,281 20,285 42,643 Operating costs 8,079 7,684 7,393 23,156 General and administrative 9,782 8,291 17,932 36,005 Depreciation and amortization 8,091 6,581 6,931 21,603 Total expenses 48,771 55,682 72,460 176,913 Gain (loss) on sale of assets − − (3,988) (3,988) Provision for impairment − − − − Other income (loss), net − (126) (2,500) (2,626) Total other − (126) (6,488) (6,614) Operating loss (32,702) (16,007) (33,898) (82,607) Interest income (expense) 994 801 (128) 1,667 Equity in earnings (losses) from unconsolidated ventures 170 782 1,162 2,114 Net loss (31,538) (14,424) (32,864) (78,826) Preferred distributions to noncontrolling interest in subsidiary (350) (350) (350) (1,050) Net loss attributable to common stockholders ($31,888) ($14,774) ($33,214) ($79,876)

Statementof O 19 Q1 ’26 −’25 Q2 ’26 −’25 Q3 ’26 −’25 Q4 ’26−’25 2026 vs. 20 Hospitality revenue ($2,627) ($8,157) ($8,714) ($19,498) Entertainment revenue 289 (269) (2,455) (2,435) Rental revenue (1,007) 2,821 (1,342) 472 Other revenue 13 94 165 272 Total revenues ($3,332) ($5,511) ($12,346) ($21,189) Hospitality costs (5,515) (10,971) (11,965) (28,451) Entertainment costs 211 775 (2,936) (1,950) Operating costs (1,095) (784) (354) (2,233) General and administrative (1,726) (1,652) (11,726) (15,104) Depreciation and amortization 12,022 237 (2,603) 9,656 Total expenses 3,897 (12,395) (29,584) (38,082) Gain (loss) on sale of assets − (1,434) 5,699 4,265 Provision for impairment (339) − − (339) Other income (loss), net (2,249) (546) 1,741 (1,054) Total other (2,588) (1,980) 7,440 2,872 Operating loss (9,817) 4,904 24,678 19,765 Interest income (expense) (1,264) (112) 551 (825) Equity in earnings (losses) from unconsolidated ventures (1,134) (476) (391) (2,001) Net loss (12,215) 4,316 24,838 16,939 Preferred distributions to noncontrolling interest in subsidiary − − − − Net loss attributable to common stockholders ($12,215) $4,316 $24,838 $16,939 Note: $ in thousands. Any differences a result of rounding.

Q3 2026 SEGMENT OPERATING Note: $ in thousands. Any differences a result of rounding. 20 Hospital Landl Operations Total revenues $8,213 $19,932 $6,371 Hospitality costs (9,582) − − Entertainment costs − (17,474) − Operating costs − − (7,098) Total operating expenses (9,582) (17,474) (7,098) Operating EBITDA ($1,369) $2,458 ($727) $362 Inter-segment rent and recoveries 1,552 − (1,552) Inter-segment other 51 (110) 59 Operating EBITDA, net of inter-segment transactions $234 $2,348 ($2,220) $362 Other corporate revenues, net − General and administrative (6,206) Depreciation and amortization (4,328) Gain (loss) on sale of assets 1,711 Provision for impairment − Other income (loss), net (759) Interest income (expense) 423 Equity in earnings (losses) from unconsolidated ventures 771 Net loss (8,026) Preferred distributions to noncontrolling interest in subsidiary (350) Net loss attributable to common stockholders ($8,376)

Q3 2025 SEGMENT OPERATING 21 Hospital Landl Operations Total revenues $16,694 $22,524 $9,019 Hospitality costs (23,049) − − Entertainment costs − (20,532) − Operating costs − − (7,510) Total operating expenses (23,049) (20,532) (7,510) Operating EBITDA ($6,355) $1,992 $1,509 ($2,854) Inter-segment rent and recoveries 2,873 − (2,873) Inter-segment other 9 (126) 117 Operating EBITDA, net of inter-segment transactions ($3,473) $1,866 ($1,247) ($2,854) Other corporate revenues, net1 307 General and administrative (17,932) Depreciation and amortization (6,931) Gain (loss) on sale of assets (3,988) Provision for impairment − Other income (loss), net (2,500) Interest income (expense) (128) Equity in earnings (losses) from unconsolidated ventures 1,162 Net loss (32,864) Preferred distributions to noncontrolling interest in subsidiary (350) Net loss attributable to common stockholders ($33,214) Note: $ in thousands. Any differences a result of rounding. 1 Represents intercompany and 3rd party management fees, net of intercompany expenses.

Q3 SEGMENT OPERATINGEBITD Note: $ in thousands. Any differences a result of rounding. 22 Hospital Landl Ope Q3 2026 VS. Q3 2025 Total revenues ($8,481) ($2,592) ($2,648) Hospitality costs 13,467 − − Entertainment costs − 3,058 − Operating costs − − 412 Total operating expenses 13,467 3,058 412 Operating EBITDA $4,986 $466 ($2,236) $3,216 Inter-segment rent and recoveries (1,321) − 1,321 Inter-segment other 42 16 (58) Operating EBITDA, net of inter-segment transactions $3,707 $482 ($973) $3,216 Other corporate revenues, net (307) General and administrative 11,726 Depreciation and amortization 2,603 Gain (loss) on sale of assets 5,699 Provision for impairment − Other income (loss), net 1,741 Interest income (expense) 551 Equity in earnings (losses) from unconsolidated ventures (391) Net loss 24,838 Preferred distributions to noncontrolling interest in subsidiary − Net loss attributable to common stockholders $24,838

Asset-Bas 23 + Cash, Restricted Cash, & Cash Equivalents $110.3 $110.3 $110.3 $110.3 $110.3 Seaport Neighborhood Square Feet1,2 508 508 508 508 508 Hypothetical Per Square Foot Valuations $350.00 $500.00 $650.00 $800.00 $950.00 + Total Seaport Neighborhood $177.8 $254.0 $330.2 $406.4 $482.6 Las Vegas Aviators and Ballpark TTM Revenue $37.4 $37.4 $37.4 $37.4 $37.4 Hypothetical Revenue Multiple 2.0x 2.5x 3.0x 3.5x 4.0x + Las Vegas Aviators and Ballpark $74.8 $93.5 $112.2 $130.9 $149.6 Lawn Club Venture TTM Operating EBITDA $3.1 $3.1 $3.1 $3.1 $3.1 Hypothetical EBITDA Multiple 1.0x 1.5x 2.0x 2.5x 3.0x SEG Ownership (50%) 50% 50% 50% 50% 50% + Lawn Club Venture $1.6 $2.3 $3.1 $3.9 $4.7 + Jean-Georges Restaurants at Book Value $13.3 $13.3 $13.3 $13.3 $13.3 + Las Vegas Fashion Show Mall Air Rights N/A N/A N/A N/A N/A Total Implied Asset Value Range $377.8 $473.4 $569.1 $664.8 $760.5 - Total Debt Outstanding $38.1 $38.1 $38.1 $38.1 $38.1 - Series A Preferred Equity Outstanding $10.0 $10.0 $10.0 $10.0 $10.0 Notes: As of September 30, 2026. $ in millions, except hypothetical per-square foot valuations. Square feet in thousands. Any differences a result of rounding. Asset-based value components reflect hypothetical asset valuations and should not be construed as management’s opinion regarding the value of any of the Company’s assets. 1 Seaport Neighborhood includes the following buildings: Pier 17, Fulton Market Building, Schermerhorn Row, One Seaport Plaza, Museum Block, Translux, 117 Beekman, John Street Service Building, the Tin Building, as well as 60,000 square feet for The Rooftop at Pier 17. 2 Rentable square feet is calculated using the REBNY standard of measurement and subject to change based on revised use of the usable space.

Contact 24 Corporate 199 Water Street New York, NY 10038 Inves (212) 732-8257 ir@seaportentertainment.com Transfe Fidelity Stock TransferSM (FST) (833) 500-1036 nb.fidelity.com NYS Ticker Symbol: SEG www.seaportentertainment.com

This presentation and accompanying statements contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical facts or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give Seaport Entertainment Group Inc.’s (“Seaport Entertainment,” the “Company,” “we,” “us,” “our” and “SEG”) current expectations relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “may,” “could,” “seek,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “hypothetical,” “forecast,” “aim,” “objectives,” “target,” “transform,” “project,” “realize” or variations of these terms and similar expressions, or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on the Company and its tenants, including impacts on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in New York City and the Las Vegas area; social, political and economic instability, unrest and other circumstances beyond the Company’s control which could adversely affect the Company’s business operations; adverse changes in laws or regulations governing the Company’s operation, changes in the interpretation thereof, or newly enacted laws or regulations could require changes to the Company’s business practices, adversely impact the Company’s revenues and/or impose additional costs on the Company ; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that exceed the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both the Company’s and those operated and managed by third parties; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of the Company’s common stock by Pershing Square; risks related to the Company’s separation from, and relationship with, Howard Hughes Holdings Inc.; and the other factors detailed in the Company’s filings with the SEC. Forward-looking statements speak only as of the date of this presentation. The Company is under no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements in this presentation are made as of (i) the date hereof, in the case of information about the Company, and (ii) the date of such information, in the case of information from persons other than the Company. While management believes the information underlying any estimates and projections forms a reasonable basis for the statements in this presentation, such information may be limited or incomplete and should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. All trademarks and logos depicted in this presentation are the property of their respective owners and are displayed solely for purposes of illustration. Such use should not be construed as an endorsement of the products or services of the Company. 25 Safe Ha

Key terms References and terms used in this presentation that are in addition to the terms defined in the Safe Harbor section of this presentation, or not already defined in other areas of this presentation, include: This presentation was published on November 4, 2026. All information is as of, or for the quarter-ending September 30, 2026, unless otherwise noted. Any calculation differences are assumed to be a result of rounding. “Aviators” refers to the Las Vegas Aviators Triple-A baseball team. “Inherited Vacancy” refers to rentable spaces of which the majority of the associated space was vacant or on a short-term agreement at the time of the Company’s Spin-Off. “Jean-Georges,” “JGM,” or “JG” refers to Jean-Georges Restaurants. “Net Debt” is calculated as the outstanding principal balance of our total long-term borrowings, less cash, restricted cash and cash equivalents. “NYSE” refers to the New York Stock Exchange. “Pershing Square” refers to Pershing Square Capital Management, L.P. “Seaport,” “Seaport NYC,” or “Seaport Neighborhood” refers to the approximately 448,000 square feet of restaurant, retail, office and entertainment properties that make up the Seaport in Lower Manhattan. “Operating EBITDA” refers to the Segment Operating Results disclosed within our Form 10-Q filed November 4, 2026. “Previously Occupied Space” refers to rentable spaces of which the majority of the associated space was occupied at the time of the Company’s Spin-Off. “Series A Preferred Equity” refers to 14.000% Series A preferred stock of Seaport District NYC, Inc. On July 31, 2024, in connection with certain restructuring transactions to effectuate the Spin-Off, where Seaport District NYC, Inc., at such time an indirect subsidiary of HHH, issued 10,000 shares of its 14.000% Series A preferred stock with an aggregate liquidation preference of $10.0 million to its then-direct parent in exchange for the contribution by its parent of certain assets. In connection with the Separation, Seaport District NYC, Inc. became a subsidiary of Seaport Entertainment. “Spin-Off” or “Separation” refers to the pro rata distribution of the shares of Seaport Entertainment Group Inc. to the Seaport Entertainment Group Inc. shareholders in a distribution that is intended to be tax-free to HHH stockholders for U.S. federal income tax purposes except for cash received in lieu of fractional shares. “TTM” or “Trailing Twelve Months” refers to the financial results for the twelve consecutive months ending on the date of the reported financial statements. “REBNY standard of measurement” refers to the Real Estate Board of New York’s recommended method for calculating rentable square footage. 26